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                             SECURITIES AND EXCHANGE
                                   COMMISSION

                             Washington, D.C. 20549






                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported) October 19, 1999

                                ELCOR CORPORATION
                           ----------------------------
             (Exact name of Registrant as specified in its charter)

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            DELAWARE                              1-5341                         75-1217920
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(State or other jurisdiction of            Commission File number             (I.R.S. Employer
incorporation or organization)                                               Identification No.)


         14643 DALLAS PARKWAY
SUITE 1000, WELLINGTON CENTRE, DALLAS, TEXAS                                      75240-8871
--------------------------------------------                                      ----------
(Address of principal executive offices)                                          (Zip Code)

Registrant's telephone number, including area code                              (972)851-0500
                                                                                -------------
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                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)

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Item 5.  Other Events

On October 19, 1999, the company issued a press release containing "forward-looking statements" about its prospects for the future. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The above press release contains "forward-looking statements" about its prospects for the future, and from time to time the company may make others. Such statements are subject to certain risks and uncertainties which could cause actual results to differ materially from those projected. Such risks and uncertainties include, but are not limited to, the following:

          1. The company's roofing products business is substantially non-cyclical, but can be affected by weather and the availability of financing and general economic conditions. In addition, the asphalt roofing products manufacturing business is highly competitive. Actions of competitors, including changes in pricing, or slowing demand for asphalt roofing products due to general or industry economic conditions or the amount of inclement weather could result in decreased demand for the company's products, lower prices received or reduced utilization of plant facilities. Further, changes in building codes and other standards from time to time can cause changes in demand, or increases in costs that may not be passed through to customers.

          2. In the asphalt roofing products business, the significant raw materials are ceramic coated granules, asphalt, glass fibers, resins and mineral filler. Increased costs of raw materials can result in reduced margins, as can higher trucking and rail costs. Historically, the company has been able to pass some of the higher raw material and transportation costs through to the customer. Should the company be unable to recover higher raw material and/or transportation costs from price increases of its products, operating results could be lower than projected.

          3. During fiscal 1997, the company completed the construction of a plant at the company's Ennis, Texas facility to manufacture nonwoven fiberglass roofing mats and other mats for a variety of industrial uses. The company also expects to make about $137 million in new investments to expand capacity and improve productivity at existing plants and to build new plants over a three year period beginning in fiscal 2000. Progress in achieving anticipated operating efficiencies and financial results is difficult to predict for new plant facilities. If such progress is slower than anticipated, if substantial cost overruns occur in building new plants, or if demand for products produced at new plants does not meet current expectations, operating results could be adversely affected.

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          4.        Certain facilities of the company's industrial products
                    subsidiaries must utilize hazardous materials in their production process. As a result, the company could incur costs for remediation activities at its facilities or off-site, and other related exposures from time to time in excess of established reserves for such activities.

          5. The company's litigation, including its patent infringement suits against GAF Building Materials Corporation and certain affiliates, is subject to inherent and case-specific uncertainty. The outcome of such litigation depends on numerous interrelated factors, many of which cannot be predicted.

          6. Even with fully developed action and contingency plans for Year 2000 readiness, it is possible that the company will not achieve full internal readiness. Further, the company's business may be adversely affected by external Year 2000 disruption that the company is not in position to control, including but not limited to potential disruptions in power and other energy supplies, telecommunications or other infrastructure, potential disruptions in transportation and the supply of raw materials, and potential disruptions in financial and banking systems. Year 2000 problems therefore could result in unanticipated expenses or liabilities, production or disruption delays or other adverse effects on the company.

          7. Although the company currently anticipates that most of its needs for new capital in the near future will be met with internally generated funds, significant increases in interest rates could substantially affect its borrowing costs under its existing loan facility, or its cost of alternative sources of capital.

          8. Each of the company's businesses, especially Cybershield's conductive coatings business, is subject to the risks of technological changes that could affect the demand for or the relative cost of the company's products and services, or the method and profitability of the method of distribution or delivery of such products and services. In addition, the company's businesses each could suffer significant setbacks in revenues and operating income if it lost one or more of its largest customers.

          9. Although the company insures itself against physical loss to its manufacturing facilities, including business interruption losses, natural or other disasters and accidents, including but not limited to fire, earthquake, damaging winds and explosions, operating results could be adversely affected if any of its manufacturing facilities became inoperable for an extended period of time due to such events.

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          10.       Each of the company's businesses is actively involved in the development of new products, processes and services which are expected to contribute to the company's long-term growth and earnings. If such development activities are not successful, or the company cannot provide the requisite financial and other resources to successfully commercialize such developments, the growth of future sales and earnings may be adversely affected.

Parties are cautioned not to rely on any such forward-looking beliefs or judgments in making investment decisions.

Reference is made to the company's Annual Report on Form 10-K for the year ended June 30, 1999, for further information about risks and uncertainties.

Item 7. Exhibits


27       Financial Data Schedule

99.1     Press release dated October 19, 1999 of Elcor Corporation.



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                                   SIGNATURES



Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                  ELCOR CORPORATION




DATE: October 19, 1999            /s/ Richard J. Rosebery
      -----------------           ----------------------------------------------
                                  Richard J. Rosebery
                                  Vice Chairman, Chief Financial and
                                  Administrative Officer, and Treasurer


                                  /s/ Leonard R. Harral
                                  ----------------------------------------------
                                  Leonard R. Harral
                                  Vice President and Chief
                                  Accounting Officer



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                               INDEX TO EXHIBITS

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EXHIBIT
NUMBER                             DESCRIPTION
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  27                        Financial Data Schedule

  99.1                      Press Release dated October 19, 1999 of Elcor Corporation
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